Exhibit 10.24(b)

Macquarie Bank Limited

ABN 46 008 583 542

Commodities and Financial Markets

50 Martin PlaceTelephone(61 2) 8232 3333

Sydney NSW 2000Facsimile(61 2) 8232 8341

GPO Boc 4294Internet http://www.macquarie.com.au

Sydney NSW 1164SWIFTMACQAU2S

June 18, 2019

Green Plains Commodity Management LLC

Attn: EVP of Risk

1811 Aksarben Dr.

Omaha, NE 68106

Facsimile: (402) 952-4916

Amendment to Credit Facility

Dear Sir/Madam,

Macquarie Bank Limited (“MBL”), Macquarie Futures USA LLC (“MFUSA”), and Green Plains Commodity Management LLC (“Borrower”) are parties to an agreement dated as of April 30, 2018 (as amended, restated or otherwise modified from time to time, the “Agreement”) pursuant to which MBL may, in its sole discretion, from time to time, provide a revolving credit facility to Borrower.

WHEREAS, MBL, MFUSA and Borrower (the “Parties”) desire to amend the Agreement to increase the maximum credit facility amount.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section III.A is amended by deleting “TWENTY MILLION United States Dollars (US$20,000,000.00)” and replacing it with “THIRTY MILLION United States Dollars (US$30,000,000.00)”;

2.

Section III.B is amended by deleting “SEVEN MILLION FIVE HUNDRED THOUSAND United States Dollars (US$7,500,000.00)” and replacing it with “ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND United States Dollars (US$11,250,000.00)”

Borrower represents and warrants that it is in compliance with all representations, warranties, covenants and requirements contained in the Agreement and the Customer Agreement as of the date of this Amendment.  Borrower acknowledges and ratifies the

Macquarie Bank Limited

existence of the security interest granted by Borrower in favor of MBL pursuant to the Agreement.  Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Agreement shall remain in full force and effect in accordance with their terms and are in all respects hereby ratified and confirmed.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment of or modification of any other term or provision of the Agreement or of any transaction.  Capitalized terms used in this agreement and not otherwise defined herein will have the meaning given to them in the Agreement.

This Amendment shall be construed in accordance with and governed by the laws of the State of New York without reference to its choice of law doctrine.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this agreement.  Each party irrevocably submits to the exclusive jurisdiction of the U.S. Federal and New York State courts located in the Borough of Manhattan in New York City, New York in connection with any action, suit or proceeding arising out of or related to this Amendment, and hereby waives the right to object to the venue of any such action, suit or proceeding in any such courts.  This agreement may be executed in a number of counterparts and all those counterparts taken together will constitute one and the same agreement.

[signature page follows]

Amendment to Credit Facility – Green Plains Commodity Management LLC

Macquarie Bank Limited

Yours sincerely,

MACQUARIE BANK LIMITED

By:	/s/ Robert Trevena
Name:	Robert Trevena
Title:	Division Director

By:	/s/ Fiona Smith
Name:	Fiona Smith
Title:	Division Director

ACCEPTED AND AGREED:

Green Plains Commodity Management LLC

By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	SVP Finance & Treasurer

ACCEPTED AND AGREED:

MACQUARIE FUTURES USA LLC

By:	/s/ Ray Tubridy
Name:	Ray Tubridy
Title:	President

By:	/s/ Michelle A. Crutchfield
Name:	Michelle A. Crutchfield
Title:	Senior Vice President

Amendment to Credit Facility – Green Plains Commodity Management LLC